UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2018

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-36837 (Commission File Number)	36-4802442 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices) Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed by Energizer Holdings, Inc., a Missouri corporation (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2018, the Company entered into a definitive Acquisition Agreement with Spectrum Brands Holdings, Inc., a Delaware corporation (“Spectrum”), pursuant to which the Company agreed to acquire from Spectrum its global battery, lighting and portable power business (the “GBL Acquisition”) for an aggregate purchase price of $2.0 billion in cash, subject to customary purchase price adjustments.
The Company subsequently disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2018 that the Company and Spectrum entered into an Amended and Restated Acquisition Agreement, pursuant to which the Company agreed that it would, to the extent required to obtain regulatory approval of the proposed transaction, divest the Europe-based Varta® consumer battery business, including manufacturing and distribution facilities in Germany.
On December 11, 2018, the Company announced it received regulatory approval to complete the GBL Acquisition. A copy of the press release announcing the regulatory approval is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are attached hereto:

Exhibit Number
99.1	Press Release, dated December 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By: /s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: December 11, 2018